                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 12, 2004


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



               DELAWARE                                 0-27918                              13-3070826
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

           2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                                                   93940
(Address of principal executive offices)                                                     (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

      On August 12, 2004, Century Aluminum Company ("Century") issued a press release announcing that it had determined the tender offer consideration and the total consideration to be paid in its current tender offer and consent solicitation for its 11.75% senior secured first mortgage notes due 2008. A copy of the press release announcing Century's determination of the tender offer consideration and the total consideration is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS.

      The following exhibits are filed with this report:

Exhibit Number      Description
--------------      -----------
    99.1            Press Release, dated August 12, 2004, announcing Century's determination of the tender offer consideration and the total consideration to be paid in its tender offer and consent solicitation for its 11.75% senior secured first mortgage notes due 2008.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURY ALUMINUM COMPANY

Date: August 13, 2004              By:   /s/ Gerald J. Kitchen
                                         ---------------------------------------
                                           Name:  Gerald J. Kitchen
                                           Title: Executive Vice President,
                                                  General Counsel, Chief
                                                  Administrative Officer and
                                                  Secretary


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
     99.1                  Press Release, dated August 12, 2004, announcing Century's determination of the tender offer consideration and the total consideration to be paid in its tender offer and consent solicitation for its 11.75% senior secured first mortgage notes due 2008.